Trade and other payables (Tables)	12 Months Ended
Dec. 31, 2017
Disclosure Of Trade and other payables [Abstract]
Disclosure of detailed information of trade and other payables [text block]
Amounts in US$ '000	2017	2016
V.A.T	1,118	1,102
Trade payables	52,557	23,650
Payables to related parties (a) (Note 33)	31,184	27,801
Customer advance payments (Note 3)	10,000	20,000
Staff costs to be paid	9,143	7,749
Royalties to be paid	4,110	1,503
Taxes and other debts to be paid	4,191	3,355
To be paid to co-venturers (Note 33)	10,015	1,614
	122,318	86,774
Classified as follows:
Current	96,397	52,008
Non current	25,921	34,766

(a)The outstanding amount corresponds to advanced cash call payments granted by LGI to GeoPark Chile S.A. for financing Chilean operations in TdF’s blocks. The expected maturity of these balances is July 2020 and the applicable interest rate is 8% per annum.